UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2019

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Unsecured Notes Offering

On October 28, 2019, Delta Air Lines, Inc. (“Delta,” “we, “us” or our”) completed a public offering of $1,500,000,000 in aggregate principal amount of unsecured notes, consisting of: (i) $900,000,000 in aggregate principal amount of 2.900% Notes due 2024 (the “2024 Notes”) and (ii) $600,000,000 in aggregate principal amount of 3.750% Notes due 2029 (the “2029 Notes” and, together with the 2024 Notes, the “Notes”).

The Notes were registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3ASR (File No. 333-216463) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on March 6, 2017, and a related prospectus, including a prospectus supplement dated October 21, 2019, filed with the Commission.

The Notes were issued under an indenture, dated as of March 6, 2017 (the “Base Indenture”), as supplemented by that certain Fourth Supplemental Indenture, dated October 28, 2019 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and U.S. Bank National Association, as trustee. The Base Indenture was filed as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference. The Supplemental Indenture is filed herewith as Exhibit 4.1 and incorporated herein by reference.

The Notes are our direct, unsecured and unsubordinated obligations. The Notes rank pari passu, or equal, in right of payment, with all of our other unsubordinated indebtedness and senior in right of payment to all of our future subordinated debt. We will pay interest on the Notes semi-annually in arrears on April 28 and October 28 of each year, beginning on April 28, 2020.

The Indenture contains certain covenants that, among other things, limit our ability to incur liens securing indebtedness for borrowed money or capital leases and engage in mergers and consolidations or transfer all or substantially all of our assets, in each case subject to a number of important exceptions as specified in the Indenture. The Indenture also contains customary event of default provisions.

We may redeem the 2024 Notes at our option at any time prior to September 28, 2024 (one month prior to the maturity date of the 2024 Notes), in whole or in part, at the applicable redemption price set forth in the Supplemental Indenture, plus accrued and unpaid interest thereon to the date of redemption. At any time on or after September 28, 2024 (one month prior to the maturity date of the 2024 Notes), we may redeem the 2024 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2024 Notes to be redeemed, plus accrued and unpaid interest thereon to the date of redemption. We may redeem the 2029 Notes at our option at any time prior to July 28, 2029 (three months prior to the maturity date of the 2029 Notes), in whole or in part, at the applicable redemption price set forth in the Supplemental Indenture, plus accrued and unpaid interest thereon to the date of redemption. At any time on or after July 28, 2029 (three months prior to the maturity date of the 2029 Notes), we may redeem the 2029 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2029 Notes to be redeemed, plus accrued and unpaid interest thereon to the date of redemption. If we experience a Change of Control (as defined in the Supplemental Indenture) and a ratings decline of any series of Notes by two of the Ratings Agencies (as defined in the Supplemental Indenture) to a rating below investment grade within a certain period of time following a Change of Control or public notice of the occurrence of a Change of Control, we must offer to repurchase such series at a price equal to 101% of the principal amount of such series, plus accrued and unpaid interest thereon to the repurchase date.

The forms of the Notes issued pursuant to the Indenture are filed herewith as Exhibits 4.2 and 4.3. The foregoing descriptions of the Notes, the Base Indenture and the Supplemental Indenture are summaries only and are qualified in their entirety by reference to the full text of such documents. The Supplemental Indenture and the forms of the Notes are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Item 8.01	Other Events.

On October 21, 2019, Delta entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, SMBC Nikko Securities America, Inc. and U.S. Bancorp Investments, Inc., as the representatives of the several underwriters named therein (the “Underwriters”), in connection with the issuance and sale of the Notes. The Underwriting Agreement includes customary representations, warranties and covenants, including an agreement to indemnify the Underwriters against certain liabilities. The Underwriting Agreement is filed herewith as Exhibit 1.1 and incorporated herein by reference. The foregoing description of the Underwriting Agreement is a summary only and is qualified in its entirety by reference to the full text of such document. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

In connection with the offering of the Notes, we are filing the legal opinions relating to the offering as Exhibits 5.1 and 5.2 to this Current Report on Form 8-K, which legal opinions are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 1.1

Underwriting Agreement, dated October 21, 2019, by and among Delta Air Lines, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, SMBC Nikko Securities America, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

Exhibit 4.1	Fourth Supplemental Indenture, dated as of October 28, 2019, between Delta Air Lines, Inc. and U.S. Bank National Association, as Trustee

Exhibit 4.2	Form of Delta Air Lines, Inc. 2.900% Notes due 2024 (included in Exhibit 4.1)

Exhibit 4.3	Form of Delta Air Lines, Inc. 3.750% Notes due 2029 (included in Exhibit 4.1)

Exhibit 5.1	Opinion of Kilpatrick Townsend & Stockton LLP

Exhibit 5.2	Opinion of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc.

Exhibit 23.1	Consent of Kilpatrick Townsend & Stockton LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.2)

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

	By:	/s/ Paul A. Jacobson
Paul A. Jacobson
Date: October 28, 2019		Executive Vice President & Chief Financial Officer